                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1998; and

     WHEREAS, the undersigned is a Director (and Officer) of the Company, as indicated below following the signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director (and Officer) of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of December, 1998.

          By /s/ RICHARD A. MCGINN                        By /s/ DONALD S. PERKINS
--------------------------------------------    --------------------------------------------
          Name: Richard A. McGinn                         Name: Donald S. Perkins
  Title:  Chairman of the Board and Chief                     Title:  Director
                 Executive Officer

           By /s/ PAUL A. ALLAIRE                         By /s/ HENRY B. SCHACHT
--------------------------------------------    --------------------------------------------
           Name: Paul A. Allaire                           Name: Henry B. Schacht
              Title:  Director                                Title:  Director

           By /s/ CARLA A. HILLS                         By /s/ FRANKLIN A. THOMAS
--------------------------------------------    --------------------------------------------
            Name: Carla A. Hills                          Name: Franklin A. Thomas
              Title:  Director                                Title:  Director

             By /s/ DREW LEWIS                              By /s/ JOHN A. YOUNG
--------------------------------------------    --------------------------------------------
              Name: Drew Lewis                              Name: John A. Young
              Title:  Director                                Title:  Director

           By /s/ PAUL H. O'NEILL
--------------------------------------------
           Name: Paul H. O'Neill
              Title:  Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1998; and

     WHEREAS, the undersigned is an Officer of the Company, as indicated below following the signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as an Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of December, 1998.

                                          By:       /s/ JAMES S. LUSK
                                            ------------------------------------
                                            Name: James S. Lusk
                                            Title:  Vice President and
                                              Controller

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1998; and

     WHEREAS, the undersigned is an Officer of the Company, as indicated below following the signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James S. Lusk as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as an Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of December, 1998.

                                          By:    /s/ DONALD K. PETERSON
                                            ------------------------------------
                                            Name: Donald K. Peterson
                                            Title:  Executive Vice President and
                                                Chief Financial Officer